SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



               Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934


                         Date of Report: August 13, 1999


                             ASA International Ltd.
       -----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Delaware                  O-14741               02-0398205
----------------------------    ------------      ----------------------
(State or Other Jurisdiction    (Commission          (I.R.S. Employer
 of Incorporation)              File Number)      Identification Number)



    10 Speen Street, Framingham, MA                      01701
----------------------------------------         -----------------------
(Address of Principal Executive Offices)              (Zip Code)


Registrant's Telephone Number, including Area Code:  508-626-2727

                                TABLE OF CONTENTS

                                    FORM 8-K

                                 August 13, 1999


Item                                                             Page
----                                                             ----

Item 5.     Other Events                                           1

Item 7.     Financial Statements and Exhibits                      2

Signature                                                          4
Exhibits                                                         E-1

Item 5.                    Other Events

Item 7.                    Financial Statements and Exhibits


Item 5.  Other Events

          Effective August 2, 1999, and pursuant to that certain Option to Purchase Agreement (the "Agreement") of even date by and between the Registrant, InterPro Expense Systems, Inc., a Delaware corporation ("InterPro") and ASA InterPro SmartTime LLC, a Delaware limited liability company (the "LLC"), the Registrant granted to InterPro an option to purchase the Registrant's SmartTime business. Pursuant to the Agreement, the Registrant transferred the assets and liabilities of its SmartTime business to the newly formed LLC, of which the Registrant is the sole member and InterPro is the manager.

          The Agreement provides that InterPro has the option to purchase the SmartTime business from the LLC at anytime from August 1, 2000 through August 31, 2000 (the "Option Period"), or at such earlier date as agreed to by the parties, for an aggregate purchase price of $7,020,000, less any option fee paid to date (the "Purchase Price"). The terms and conditions of the acquisition under the option are set forth in the Asset Purchase Agreement dated as of August 2, 1999 (the "Purchase Agreement"). The Purchase Agreement provides that the sale will occur, if at all, within two days after exercise of the option and the satisfaction of certain other conditions as more fully set forth in the Purchase Agreement. During the Option Period, InterPro will employ the employees of the SmartTime business and will bear the risk of its financial performance.

          InterPro paid an initial option fee in the amount of $1,660,000 upon execution of the Agreement and is required to pay a second option fee on August 1, 2000 in the amount of $540,000, unless InterPro exercises the option prior to such date. The option fees are non-refundable to InterPro in the event that InterPro does not exercise the option to purchase the SmartTime business, as to which there can be no assurance. As more fully set forth in the Agreement and exhibits thereto, InterPro has loaned to the Registrant the sum of $3,200,000 (with respect to which the Registrant has prepaid $160,000 in interest). In addition, the LLC has agreed to loan InterPro an amount equal to the net cash of the LLC available after collection of the LLC's accounts receivable and payment of the LLC's accounts payable.

          In addition, and as set forth in the Agreement and exhibits thereto, InterPro has purchased exclusive licenses to use the customer intangibles and intellectual property of the SmartTime business during the Option Period for $300,000 and $500,000, respectively. In the event that InterPro does not exercise the option to purchase the SmartTime business prior to the expiration of the Option Period, InterPro's rights under the above-mentioned license agreements would terminate and the Registrant, through the LLC, would retain ownership of these assets.


Item 7.                    Financial Statements and Exhibits

c.  Exhibits


Exhibit
  No.           Title
-------         -----

10.1     Option to Purchase Agreement dated as of August 2, 1999.
10.2     Asset Purchase Agreement dated as of August 2, 1999.
10.3     Operating Agreement dated as of August 2, 1999.
10.4     Sublease and Consent Agreement dated as of August 2, 1999.
10.5     Revolving Promissory Note dated as of August 2, 1999.
10.6     Customer Intangibles License Agreement dated as of August 2, 1999.
10.7     Intellectual Property License Agreement dated as of August 2, 1999.
10.8     Promissory Note dated as of August 2, 1999.

                               SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ASA International Ltd.


                                      By:  /s/ Terrence C. McCarthy
                                         -------------------------------
                                           Terrence C. McCarthy
                                           Vice President and Treasurer



Date:  August  13, 1999